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                                                                   EXHIBIT 10.34


                               IXL HOLDINGS, INC
                      CLASS A CONVERTIBLE PREFERRED STOCK




                            SUBSCRIPTION AGREEMENT



                  THE INVESTOR IS REQUIRED TO MARK BOXES TO
                  INDICATE WHICH REPRESENTATIONS AND
                  WARRANTIES IT IS MAKING UNDER PART I HEREOF.



IXL Holdings, Inc.
Two Park Place
1888 Emery Street
Atlanta, Georgia 30318

Gentlemen:

     By executing this Subscription Agreement, David Clauson (the "Investor") hereby irrevocably subscribes for 1,000 shares (the "Securities") of Class A Convertible Preferred Stock, $.01 par value ("Class A Preferred Stock"), of IXL Holdings, Inc. (the "Company"), for a total purchase price of $1,000,000.00 (the "Total Purchase Price"). The Investor has delivered herewith to the Company payment of the Total Purchase Price.

     This Subscription Agreement shall not be valid and binding on the Company unless and until this Subscription Agreement is accepted, executed, and delivered by the Company. If this Subscription Agreement is not accepted by the Company, the purchase price paid by the Investor to the Company shall be refunded to the Investor.

     The Investor understands that the Securities may be acquired hereunder only by investors who are able to make all required representations and warranties under Part I and Part II below.

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                        REPRESENTATIONS AND WARRANTIES

     The Investor makes representations and warranties in this Subscription Agreement in order to permit the Company to determine the suitability of the Securities as an investment for the Investor and to determine the availability of the exemptions relied upon by the Company from registration under Section 5 of the United States Securities Act of 1933, as amended, and the regulations promulgated thereunder (the "Securities Act").

PART I:   REPRESENTATIONS AS TO ACCREDITED INVESTOR STATUS

          TO ESTABLISH THAT THE INVESTOR IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a) PROMULGATED UNDER THE SECURITIES ACT, THE INVESTOR MUST MARK AT LEAST ONE BOX BELOW, THEREBY MAKING THE REPRESENTATION SET FORTH BESIDE THE MARKED BOX.

     [X] The Investor is a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of the Investor's purchase exceeds $1,000,000.

     [_] The Investor is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

     [_] The Investor is a bank as defined in Section 3(a)(2) of the Securities Act or a savings and loan association or any other institution as defined in Section 3(a)(5)(A) of the Securities Act.

     [_] The Investor is a broker dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended.

     [_] The Investor is an insurance company as defined in Section (2)(13) of the Securities Act.

     [_] The Investor is an investment company registered under the Investment Company Act or a business development company as defined in Section 2(a)(48) of that Act.

     [_] The Investor is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the U.S. Small Business Investment Act of 1958, as amended.

     [_] The Investor is a plan established and maintained by a state within the United States, one or more political subdivisions of such a state, or any agency or

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          instrumentality of such a state or its political subdivisions, for the benefit of its employees, with total assets in excess of $5,000,000.

     [_] The Investor is an employee benefit plan within the meaning of the U.S. Employee Retirement Income Security Act of 1974, as amended ("ERISA"), (i) the investment decision for which is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment advisor or (ii) which has total assets in excess of $5,000,000 or (iii) which is a self-directed plan with investment decisions made solely by persons that are Accredited Investors.

     [_]  The Investor is a private business development company as defined in
          Section 202(a)(22) of the U.S. Investment Advisers Act of 1940.

     [_] The Investor is an organization that is described in Section 501(c)(3) of the U.S. Internal Revenue Code of 1986, as amended, a corporation, a Massachusetts or similar business trust, or a partnership, in any case that was not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000.

     [_] The Investor is a director or executive officer (as defined in Rule 501(f) promulgated under the Securities Act) of the Company.

     [_] The Investor is a trust with total assets of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) promulgated under the Securities Act.

     [_] The Investor is an entity in which all of the equity owners are Accredited Investors.


PART II:  ADDITIONAL REPRESENTATIONS

          THE INVESTOR, BY SIGNING THIS SUBSCRIPTION AGREEMENT, WILL BE DEEMED TO HAVE MADE ALL REPRESENTATIONS AND WARRANTIES CONTAINED IN PARAGRAPHS 1 THROUGH 11 BELOW.

     1. The Investor acknowledges that the Investor has received a copy of (a) the Registration Rights Agreement dated as of April 30, 1996 of the Company (as amended, the "Registration Rights Agreement"), and (b) the Second Amended and Restated Stockholders' Agreement dated December 17, 1997 of the Company (as amended, the "Stockholders' Agreement").

     2. The Investor acknowledges that: (a) the Investor has been provided with information concerning the Company and has had an opportunity to ask questions and to obtain such additional information concerning the Company as the Investor

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          deems necessary in connection with the Investor's acquisition of interests in the Company; (b) information with respect to existing business and historical operating results of the Company and estimates and projections as to future operations involve significant subjective judgment and analysis, which may or may not be correct; (c) the Company cannot, and does not, make any representation or warranty as to the accuracy of the information concerning the past or future results of the Company.

     3. The Investor has sought such accounting, legal and tax advice as the Investor considered necessary to make an informed investment decision. The Investor is experienced in investment and business matters (or has been advised by an investment advisor who is so experienced), and is aware of and can afford the risks of making such an investment, including the risk of losing the Investor's entire investment.

     4. The Securities subscribed for herein will be acquired solely by and for the account of the Investor for investment and are not being purchased for resale or distribution. The Investor has no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge to such person or anyone else any of the Securities (or any portion thereof or interest therein) for which the Investor hereby subscribes, and the Investor has no present plans or intentions to enter into any such contract, undertaking, agreement or arrangement. The financial condition of the Investor is such that the Investor has no need for liquidity with respect to the Investor's investment in the Securities and no need to dispose of any portion of the Securities to satisfy any existing or contemplated undertaking or indebtedness; and the overall commitment by the Investor to investments which are not readily marketable is not disproportionate to the Investor's net worth and will not become excessive as a result of investment in the Securities.

     5. The Investor understands that, except as described in the Registration Rights Agreement, the Company has no obligation or intention to register the Securities under any U.S. federal or state securities act or law or the securities act or law of any other jurisdiction.

     6. The Investor understands, represents, warrants and agrees that, except as described in the Stockholders' Agreement, the Investor's Securities are not transferable, that the Investor will not, directly or indirectly, sell, assign, convey, hypothecate or otherwise transfer the Investor's Securities (or any portion thereof or interest therein) except in accordance with the terms of the Stockholders' Agreement and that violation of the foregoing will cause such transfer to be void and need not be recognized by the Company.

     7. The Investor warrants that the Investor has knowledge and experience in financial, investment and business matters and that the Investor is capable of evaluating the merits and risks of an investment in the Securities.

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     8.   The Investor has relied solely upon the Registration Rights Agreement, the Stockholders' Agreement and independent investigations made by the Investor in making the decision to purchase the Securities subscribed for herein, and acknowledges that no representations or agreements have been made to the Investor with respect thereto.

     9.   The Investor expressly acknowledges that:

          (a) No federal, state or other governmental agency has passed upon the adequacy or accuracy or the information concerning the Company or made any finding or determination as to the fairness of the investment, or any recommendation or endorsement of the Securities as an investment.

          (b) The Investor is not dependent upon a current cash return with respect to the Investor's investment in the Securities, and the Investor understands that distributions are not required to be made and that returns on an investment in the Securities may not be realized for years.

          (c) The Securities are being offered and sold to prospective purchasers directly, and neither the Company nor any person acting on behalf of the Company has offered to sell the Securities to the Investor by means of any form of general solicitation or advertising, such as media advertising or public seminars.

     10. The Investor (i) if an individual, is at least 21 years of age; (ii) if a partnership, is comprised of partners all of whom are at least 21 years of age; and (iii) if a corporation, partnership, trust or other like entity, is authorized and otherwise duly qualified to purchase and hold the Securities. The Investor has duly authorized, executed and delivered this Subscription Agreement and understands that the Company is not obligated to accept this Subscription Agreement and that this Subscription shall be valid and binding on the Company only upon acceptance by the Company. The Investor understands that if this Subscription Agreement is accepted and executed by the Company, the Investor will constitute a valid and legally binding obligation of the Investor and the Company.

     11. The Investor certifies under penalties of perjury that (i) the Investor's taxpayer identification number (social security number for an individual Investor) as set forth on the signature page hereof is correct; (ii) the Investor's home address (in the case of an individual) or office address (in the case of an entity) as set forth on the signature page hereof is correct; and (iii) the Investor is not subject to backup withholding either because the Investor has not been notified by the Internal Revenue Service ("IRS") that the Investor is subject to backup

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          withholding as a result of a failure to report all interest or dividends, or because the Investor has been notified by the IRS that the Investor is no longer subject to backup withholding. If the Investor is subject to backup withholding, Investor should cross through clause (iii) and check the following box: [_]


                                 MISCELLANEOUS

     1.   Successors and Assigns.  Upon acceptance by the Company, this
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Subscription Agreement, and all of the obligations of the Investor hereunder, and all of the representations and warranties by the Investor herein, shall be binding upon the heirs, executors, administrators, personal representatives, successors and assigns of the Investor.

     2.   Governing Law.  This Subscription Agreement shall be construed in
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accordance with, and governed in all respects by, the laws of the State of
Delaware.

     3.   Indemnification.  The Investor agrees to indemnify the Company, its
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officers and managers for any and all claims or losses (including attorneys'
fees) incurred by them as a result of the incorrectness of the Investor's representations and warranties contained herein, including but not limited to, claims arising under federal and state securities laws and common law claims.

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                               SIGNATURE PAGE TO
                          SUBSCRIPTION AGREEMENT FOR
                    CLASS A CONVERTIBLE PREFERRED STOCK OF
                              IXL HOLDINGS, INC.


Executed at     Atlanta      ,        GA       this 18th day of September, 1998.
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                  CITY               STATE



                                   DAVID CLAUSON

                                   /s/ David Clauson
                                   ------------------------------------
                                   Social Security Number: ###-##-####

                                   Address: 2682 Sacramento Street

                                   San Francisco, California 94115

                                   Telephone: 415-931-1971

                                   Facsimile:________________________________


Accepted this 18th day of September, 1998

IXL Holdings, Inc.

By:  /s/ James V. Sandry
   ------------------------------------
Title: Executive Vice President
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